EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2022
EARNINGS PER SHARE
EARNINGS PER SHARE

14.EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted loss per common share for the years ended December 31, 2022, 2021, and 2020, respectively:

	For the Years Ended
	December 31,
	2022	2021	2020
Net (Loss) Income	$(23,738,837)	$(6,747,453)	$6,944,691

Weighted average number of ordinary share outstanding*
Basic and Diluted	1,534,487	1,459,390	1,062,502

(Loss) Earnings per share
Basic and Diluted	$(15.47)	$(4.62)	$6.54

*Retrospectively restated to give effect to a share consolidation at a ratio of one-for-three and one fifth (3.2) ordinary shares effective on May 24, 2022, an increase in the Company’s share capital from $50,000 to $60,000, and a share consolidation at a ratio of one-for-six (6) ordinary shares effective on March 21, 2023 (Note 15).

For the years ended December 31, 2022, 2021 and 2020, the Company had no dilutive shares.